EXHIBIT 10.7

                              Kingdom of Cambodia
                              Nation Religion King
                                      323
                                LEASE AGREEMENT
                                ---------------

ARTICLE 1: This lease agreement is made on..............................2002

     BETWEEN:

     Mr. LIV KIMHENG, Currently resides house No 15BEi E(1) National road No 1, Sangkat Chbar Ampov 2, Khan Meanchey, Phnom Penh, Holding ID card No 214319 P.P is the owner of the leased villa (house), herein called the party "A";

     And Miss CHAO SOPHEAK, resides at house No 06, Rue 614, Sangkat Boeungkak 2, Khan Tuol Kork, Phnom Penh, representative of Golden Win Win (Cambodia) Inc., is the tenant, herein called the party "B".

ARTICLE 2: -   This lease agreement is made to lease the villa (house) at No 09,
          Rue 592, Sangkat Boeungkak 2, Khan Tuol Kork, Phnom Penh, including material, facilities and furniture as mentioned in the article 6 of this lease.

               - This lease is valid for 10 months (ten) from 01 October 2002 through 3 1 July 2003, At invalidity of the lease, the tenant is allowed to sublet with a new mutual discussion between the party "A" and the party "B" about each articles of the agreement.

ARTICLE 3: - The Rent fee is USD 1,300 (USD one thousand and three hundred only) and the party "B" shall make payment to the party "A" at the beginning of the months on the first of each month during the term of this lease agreement.

               - The party "B" shall pay deposit equals to two months rent of USD 2,600 (USD two thousand and six hundred only) to the party "A" at signing the agreement in the presence of two witnesses. Such deposit, the party "A" shall return to the party "B" after completed the lease and the material, facility and furniture as mentioned in the article 6 of the lease in good condition and there will be any damage. In ease of damage or loss, the party "A" will have the right to confiscate the deposit to purchase material, facilities and furniture.

               - The residence in the above leased premise, the party "B" shall be responsible for filling administrative formats and the disturbance to neighbors, as well as all the activities against the laws of the Kingdom of Cambodia.

ARTICLE 4: - The party "A" shall assure to connect electricity, water supply and cable TV network to the party "B". But the party "B" shall be responsible for at his/her own expense, the consumption in accordance with the real bill, as well as waste collection charge excluding monthly rent fee as mentioned in the article 3 above.

               - The party "A" is responsible for paying the rent fee tax levied by the state.

               - The party "B" shall pay for the consumption of utilities such as water, electricity, Cable TV, telephone and waste charges before ending the lease agreement.


ARTICLE 5: - During the term of this lease, the party "B" will have no right to sublet to the others with no consent of the party "A".

               - The party "A" shall make any repair the water, electricity network iii case of any hesitance or barrier relative to the technique.

               - The party "A" will have the right to sell the villa (house) to the others in a condition in which the buyer has agreed with the lease agreement between the party "A" and the party "B" and this agreement will come into practice through the date of expiry.

               - The party "B" shall ask for an authorization of the party "A" in advance if he/she want to rehabilitate or decorate affected the good looks of villa (house).


ARTICLE 6: The inventory list of the party "A" lodged to the party "B" includes:

          1-   Front - Rear and external the premise in the fence:
               -    Swing pump
               -    New generator, model KUBOTA 31 50-SOB
          2-   Ground floor = (From front or rear)

GUESTROOM:
----------
          -    Dragon long wooden sofa table made from sculpture         01 set
          -    Dragon short wooden sofa table made from sculpture        02 sets
          -    Dragon long wooden sofa chair made from sculpture         01 set
          -    Dragon short wooden sofa chair made from sculpture        04 sets
          -    New wall air-conditioner, Model Mitsubishi 2,5            01 set
          -    Angkor Portrait with glass golden frame                   01 set
          -    Clock with painting-glass                                 01 set
          -    Map picture                                               01 set
          -    Large standing wooden sculpture eagle                     01 set
          -    Sculpture wooden table and elephant ivory sculpture-and

                   Apsara statue above                                   01 set

From front to rear (internal the house)
------------------

     Room 1
     ------
     -   New air-conditioner, model Mitsubishi 2,5                       01 set
     -   Heater and Cooler, model ARISTON (Bathroom Water)               01 set

     Room 2
     ------
     -   New air-conditioner, model Mitsubishi 2,5                       01 set
     -   Heater and Cooler, model ARISTON (Bathroom Water)               01 set

     Out access
     -   Round wooden chair                                              01 set
     -   Peacock portrait in glass                                       01 set
     -   Distinguisher                                                   01 set

     At rear from left to right
     --------------------------
     Front of room 1
     ---------------
     -   Sculpture wooden table                                          01 set
     -   Wooden chair                                                    07 sets
     -   Aluminum sink                                                   01 set

     Room 1 (Kitchen)
     ----------------
     -   Wall wooden cupboard                                            01 set
     -   Wall fan                                                        01 set

     Room 2
     ------
     -   Cooler and Heater, model ARISTON (Bathroom)                     01 set

     Room 3
     ------
     -   Internal wall air-conditioner, Mitsubishi 2,5                   01 set
     -   Wardrobes made from formica plywood                             01 set
     -   Wooden bed and mattress                                         01 set

     Room 4
     ------
     -   Internal wall air-conditioner, Mitsubishi 2,5                   01 set
     -   Wooden and glass wardrobes                                      01 set
     -   Wooden bed and mattress                                         01 set
     -   TV, Model IchiBan 14 inches                                     01 set

     -   TV, table                                                       01 set
     -   Cooler and Heater, ARISTON (Bathroom)                           01 set

     Room (Garage)
     -------------
     -   Aluminum steps                                                  01 set

     3-  First floor (at rear from right to left)
     Front of Room 1
     ---------------
     -   Thai Style wooden wardrobes, middle glass, one chair            01 set
     -   New wall air conditioner, Mitsubishi 2,5                        01 set
     -   Wall clock                                                      01 set
     -   Formica bed and mattress                                        01 set
     -   Wooden case                                                     01 set
     -   Cooler & heater, ARISTON (Bathroom)                             01 set

     Room 2
     ------
     -   New wall air-conditioner, Mitsubishi 2,5                        01 set
     -   Rattin wardrobes                                                01 set
     -   Sculpture wooden bed and mattress                               01 set
     -   Formica table                                                   01 set
     -   Wooden chair and mattress                                       01 set

     Room 3
     ------
     -   Cooler & heater, ARISTON (Bathroom)                             01 set
     -   Refrigerator SANYO                                              01 set
     -   Aluminum sink                                                   01 set
     -   Square sculpture wooden table                                   01 set
     -   Wooden chair                                                    05 sets
     -   Aluminum - glass cupboard                                       01 set
     -   Wall fan                                                        01 set
     -   White board                                                     01 set

     Room 4
     ------
     -   New wall air-conditioner, Mitsubishi 2,5q                       01 set
     -   Thai style wooden wardrobes with vent                           01 set
     -   Wooden bed and mattress                                         01 set
     -   Formica cosmetic table                                          01 set

     Wall path, front of the four rooms
     ----------------------------------
     -   Painting                                                        04 sets

     -   Sculpture wooden round table                                    01 set
     -   Wooden chair and mattress                                       10 sets
     -   Heart clock, Model Telesonic                                    01 set

     Internal from rear to front sides:
     ----------------------------------
     Front room against steps to ground floor
     ----------------------------------------
     -   Motorbike portrait                                              01 set
     -   Glass wooden frame dragon portrait                              01 set
     -   Glass, golden wooden frame Angkorwat temple portrait            01 set
     -   Distinguisher                                                   01 set

     Room 1 (against steps)
     ------
     -   Internal wall air-conditioner, Mitsubishi 2,5                   01 set
     -   Wardrobes made from formica                                     01 set
     -   Bet made from formica & mattress                                01 set
     -   Cooler & heater, ARISTON (Bathroom)                             01 set

     Guestroom
     ---------
     -   New wall air-conditioner, Mitsubishi 2,5                        01 set
     -   Wooden and glass show cabinet                                   01 set
     -   TV wooden cabinet                                               01 set
     -   TV Panasonic 29 inches                                          01 set
     -   Angkor Wat temple portrait                                      01 set
     -   Watch with Chinese painting                                     01 set
     -   Blue flower rug                                                 01 set
     -   Sculpture wooden sofa (01 table, 01 long chair and two
         short chairs)                                                   01 set
     -   Flower holder                                                   01 set

     Room 2 near to Guestroom
     ------------------------
     -   New wall air-conditioner, Mitsubishi 2,5                        01 set
     -   Wardrobes made from formica                                     01 set
     -   Sculpture wooden bed and mattress                               01 set
     -   Sculpture wooden bed and mattress                               02 sets
     -   Cooler & Heater, ARISTON (Bathroom)                             01 set

     Roof
     ----
     -   Sitting stone chair                                             04 sets
     -   Stainless steel water tank                                      02 sets

ARTICLE 6: This lease agreement is made in Khmer language into 03 copies for practice and translated in English and comes into practice from the date of signing or fingerprinting the agreement by the party "A"
             and the party "B", and it will be automatically ended on ..........
             This lease agreement will be retained at:
             -  The party "A".....................................01 Copy
             -  The party "B".....................................01 Copy
             -  Local authority...................................01 Copy
                Made in Phnom Penh on ..............................2002

For the tenant (The party "B")               For the landlord (The party "A")
  Signature or thumbprint                          Signature or thumbprint

     /s/ Chao Sopheak                                 /s/ Liv-Kim Heng

Name  CHAO SOPHEAK                           Name  LIV-KIM HENG
     2nd Witness                                     1st Witness



Name .....................                   Name .......................


                          Statement of local authority